===========================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 17, 1998



                     THE COLONEL'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in charter)



               MICHIGAN               2-98277C             38-3262264
       (State or other jurisdic-    (Commission          (IRS Employer
        tion of incorporation)     File Number)       Identification No.)


             620 SOUTH PLATT ROAD
                MILAN, MICHIGAN                              48160
   (Address of principal executive offices)                 (Zip Code)


                              (734) 439-4200
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)


===========================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On December 17, 1998, The Colonel's, Inc. ("Seller"), a wholly owned subsidiary of The Colonel's International, Inc. (the "Company"), completed the sale (the "Sale") of substantially all of Seller's assets used in the business of manufacturing and selling plastic replacement bumpers, facias and related parts. The buyer ("Buyer") was AutoLign Manufacturing Group, Inc. (formerly known as Colonel's Acquisition Corp.), a newly formed Delaware corporation affiliated with an investor group led by Philip B. Storm.

          The Sale was conducted pursuant to an Amended and Restated Asset Purchase Agreement dated November 23, 1998, as amended by a First Amendment to Amended and Restated Asset Purchase Agreement dated December 17, 1998 (collectively, the "Asset Purchase Agreement"). The Sale and the other transactions contemplated by the Asset Purchase Agreement were approved by the Company's shareholders at a special meeting held on December 17, 1998 at the Company's headquarters.

          Pursuant to the Asset Purchase Agreement, the purchase price for the assets was $38,000,000. In addition, at the closing of the Sale Buyer assumed approximately $712,000 of accounts payable and certain of Seller's other obligations. Under the terms of the Asset Purchase Agreement, $250,000 of the purchase price was deposited in escrow for the purpose of satisfying certain environmental investigation and potential cleanup obligations of Seller following the closing. The purchase price and the other terms of the Asset Purchase Agreement were arrived at pursuant to negotiations between the Company and Buyer.

          In connection with the Sale, Buyer and 620 Platt Road, L.L.C. (the "Property Seller") consummated the sale of the facility located at 620 South Platt Road, Milan, Michigan (the "Milan Property"), which was leased by Seller from the Property Seller. The Property Seller is a Michigan limited liability company owned by Donald J. Williamson, the Company's Chairman of the Board and Chief Executive Officer and a major shareholder of the Company, and his wife, Patsy L. Williamson. The purchase price for the Milan Property was approximately $12 million.

          Also in connection with the Sale, Gary Moore, the Secretary of Seller and the Company and Seller's head of Customer Relations, Terry Sheir, Seller's Sales Manager, and Ludwig Rupff, Seller's Plant Manager became employees of Buyer.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (a)  Not required.

     (b) PRO FORMA financial statements relating to the Sale are set forth in Appendix A to this Report on Form 8-K and are here incorporated by reference.

     (c)  Exhibits:

          2(a) Amended and Restated Asset Purchase Agreement by and between Colonel's Acquisition Corp., The Colonel's International, Inc., The Colonel's, Inc. and Donald J. Williamson dated November 23, 1998. Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on December 7, 1998.

          2(b) First Amendment to Amended and Restated Asset Purchase Agreement by and between AutoLign Manufacturing Group, Inc. (formerly known as Colonel's Acquisition Corp.), The Colonel's International, The Colonel's, Inc. and Donald J. Williamson dated December 17, 1998.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 30, 1998           THE COLONEL'S INTERNATIONAL, INC.



                                   By /S/RICHARD S. SCHOENFELDT
                                      Richard S. Schoenfeldt
                                      Vice President-Finance and Chief
                                          Financial Officer

                                APPENDIX A
           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma financial statements are based upon the historical financial statements of the Company. The unaudited pro forma balance sheet has been prepared to give effect to the Sale, as though it had been consummated on September 30, 1998. The unaudited pro forma statements of operations give effect to the Sale and the use of the Sale proceeds as though the Sale had been consummated as of the beginning of the earliest period presented.

     The unaudited pro forma financial statements do not purport to be indicative of the results that would have been obtained had the Sale described above occurred as of the assumed dates. In addition, the pro forma statements of operations do not purport to reflect the actual results that would have been achieved had the Sale been consummated on January 1, 1998 and 1997 or project the Company's results of operations for any future period.

     The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company and the notes thereto contained in the Company's previous filings with the Securities and Exchange Commission.

                     THE COLONEL'S INTERNATIONAL, INC.
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                (UNAUDITED)
                            SEPTEMBER 30, 1998
                                                                                             PRO FORMA
                                                        THE COLONEL'S      PRO FORMA        CONSOLIDATED
                                                     INTERNATIONAL, INC.  ADJUSTMENTS     SEPTEMBER 30, 1998
                                                     -------------------  -----------     ------------------
ASSETS

CURRENT ASSETS:
    Cash                                                 $ 1,300,241     $ 37,040,000  <Fa>    $
                                                                          (16,428,110) <Fb>     21,912,131
    Accounts Receivable - Net of allowance for
       doubtful amounts                                    6,840,629       (2,528,392) <Fa>      4,312,237
    Inventories                                           13,795,542       (5,501,763) <Fa>      8,293,779
    Note Receivable - Related Party                          200,000                0              200,000
    Prepaid Expenses and Other Assets                      1,596,414         (584,722) <Fa>      1,011,692
                                                         -----------     ------------          -----------
                                                          23,732,826       11,997,013           35,729,839

NON-CURRENT ASSETS:
    Property, Plant and equipment - Net                   29,281,569      (13,182,638) <Fa>     16,098,931
                                                         -----------     ------------          -----------
                                                          29,281,569      (13,182,638)          16,098,931
OTHER ASSETS:
    Note Receivable - Related Party                          746,315                0              746,315
    Long-Term Portion of Deferred Compensation               228,176                0              228,176
    Deposits                                               1,360,359         (729,410) <Fa>        630,949
    Goodwill                                               3,152,403                0            3,152,403
    Other                                                  1,007,583          250,000  <Fc>      1,257,583
                                                         -----------     ------------          -----------
                                                           6,494,836         (479,410)           6,015,426

    TOTAL ASSETS                                         $59,509,231     $ (1,655,035)         $57,844,196
                                                         ===========     ============          ===========










                                     -5-

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Notes Payable                                        $ 6,450,132     $ (6,350,132) <Fb>    $   100,000
    Current Portion of Long-Term Obligations               2,069,598         (547,638) <Fb>      1,521,960
    Accounts Payable - Trade                               4,500,910       (1,260,000) <Fa>      3,240,910
    Accrued Expenses                                       1,394,296          345,000  <Fa>      1,739,296
    Income Taxes Payable - Related to Sale                         0        8,472,000  <Fa>      8,472,000
    Income Taxes Payable                                   1,422,514                0            1,422,514
                                                         -----------     ------------          -----------
                                                          15,837,450          659,230           16,496,680

NON-CURRENT LIABILITIES:
    Long Term Obligations, Net of Current Portion         13,820,785       (9,530,340) <Fb>      4,290,445
    Long-Term Portion of Deferred Compensation               228,176                0              228,176
    Deferred Taxes - Long Term                             4,655,644       (3,115,000) <Fa>      1,540,644
                                                         -----------     ------------          -----------
                                                          18,704,605      (12,645,340)           6,059,265

STOCKHOLDERS' EQUITY:
    Common Stock: 35,000,000 shares authorized at $.01
    par value, 24,631,832 shares issued and outstanding,     246,318                0              246,318
    Additional Paid-in Capital                             9,230,912                0            9,230,912
    Gain on Sale of Assets                                         0       10,321,075  <Fa>     10,321,075
    Retained Earnings                                     15,489,946                0           15,489,946
                                                         -----------     ------------          -----------
                                                          24,967,176       10,321,075           35,288,251

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $59,509,231     $ (1,665,035)         $57,844,196
                                                         ===========     ============          ===========

See accompanying notes to pro forma condensed consolidated balance sheet.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) To reflect the Sale, for an estimated net cash consideration of $37,290,000 ($38,000,000 less estimated expenses related to the transaction) and a resulting pretax gain of $16,399,000.

                                                                                        AMOUNT
                                                                                        ------

                                                                                          (000)
                  Aggregate cash consideration, net of estimated fees and expenses     $37,290

                  TOTAL CONSIDERATION                                                  $37,290
                                                                                       =======

                  CARRYING VALUE OF ASSETS SOLD AND LIABILITIES ASSUMED

                  Receivables                                                            2,528
                  Inventories                                                            5,502
                  Prepaid expenses                                                         209
                  Deposits                                                                 729
                  Net property, plant and equipment                                     13,183
                  Accounts payable and accrued liabilities                              (1,260)
                                                                                       -------

                  NET ASSETS SOLD                                                       20,891
                                                                                       -------

                  PRE-TAX GAIN                                                          16,399
                                                                                       -------

                  Income Tax expense:
                  Current Income taxes                                                   8,472
                  Deferred income taxes                                                 (2,739)
                                                                                       -------
                                                                                         5,733

                  Michigan Single Business Tax                                             345
                                                                                       -------
                  Total tax expense                                                      6,078

                  NET OF TAX GAIN                                                      $10,321
                                                                                       =======

(b)        To reflect the repayment of borrowings of the Company
           ($16,428,110 consisting of $6,897,770 classified as current and $9,530,340 classified as non-current).

(c) To reflect escrow deposit for the purpose of satisfying certain environmental investigation and potential cleanup obligations of Seller following the closing.

                  THE COLONEL'S INTERNATIONAL, INC.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             (UNAUDITED)
                          SEPTEMBER 30, 1998
                                                                                          PRO FORMA
                                                THE COLONEL'S       PRO FORMA            CONSOLIDATED
                                             INTERNATIONAL, INC.   ADJUSTMENTS        SEPTEMBER 30, 1998
                                             -------------------   -----------        ------------------
Sales                                           $43,333,927       $(21,473,232) <Fa>     $21,860,695
Cost of Sales                                    31,033,227        (14,878,241) <Fa>      16,154,986
                                                -----------       ------------           -----------
    Gross Profit                                 12,300,700         (6,594,991)            5,705,709

Selling, General and Administrative
    Expenses                                      7,235,955         (2,146,824) <Fa>       5,089,131
                                                -----------       ------------           -----------
    Income from Operations                        5,064,745         (4,448,167)              616,578

Other Income (Expense)
    Interest Expense                             (1,391,391)         1,033,963  <Fb>        (357,428)
    Interest Income                                  61,281                                   61,281
    Rental Income                                    55,000                                   55,000
    Other                                           (16,537)            (8,654) <Fa>         (25,191)
                                                -----------       ------------           -----------
    Net Other Expenses                           (1,291,647)         1,025,309              (266,338)

Net Income (Loss) Before Taxes                    3,773,098         (3,422,858)              350,240

Provision for Income Taxes (Benefit)              1,287,381         (1,287,381)                    - <Fc>
                                                -----------       ------------           -----------

Net Income (Loss) from Continuing
    Operations                                  $ 2,485,717       $ (2,135,477)          $   350,240
                                                ===========       ============           ===========

Basic and Diluted Earnings Per Share            $      0.10                              $      0.01
                                                ===========                              ===========

Weighted Average Shares Outstanding              24,355,904                               24,355,904
                                                ===========                              ===========

See accompanying notes to pro forma condensed consolidated statements of operations.

                       THE COLONEL'S INTERNATIONAL, INC.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             (UNAUDITED)
                          DECEMBER 31, 1997
                                                                                          PRO FORMA
                                                THE COLONEL'S       PRO FORMA            CONSOLIDATED
                                             INTERNATIONAL, INC.   ADJUSTMENTS         DECEMBER 31, 1997
                                             -------------------   -----------         -----------------
Sales                                           $46,350,114       $(34,577,872) <Fa>      $11,772,242
Cost of Sales                                    33,245,888        (23,695,704) <Fa>        9,550,184
                                                -----------       ------------            -----------
    Gross Profit                                 13,104,226        (10,882,168)             2,222,058

Selling, General and Administrative
 Expenses                                         6,790,311         (3,060,158) <Fa>        3,730,153
                                                -----------       ------------            -----------
Income from Operations                            6,313,915         (7,822,010)            (1,508,095)

Other Income (Expense)
    Interest Expense                             (1,299,488)           753,968  <Fb>         (545,520)
    Interest Income                                 170,101           (158,050) <Fa>           12,051
    Rental Income                                    65,000                                    65,000
    Other                                           105,231           (108,980) <Fa>           (3,749)
                                                -----------       ------------            -----------
    Net Other Expenses                             (959,156)           486,938               (472,218)

Net Income (Loss) Before Taxes                    5,354,759         (7,335,072)            (1,980,313)

Provision for Income Taxes (Benefit)              1,946,000         (1,946,000)                     - <Fc>
                                                -----------       ------------            -----------

Net Income (Loss) from Continuing
    Operations                                  $ 3,408,759       $ (5,389,072)           $(1,980,313)
                                                ===========       ============            ===========

Basic and Diluted Earnings
    (Loss) Per Share                            $      0.14                               $     (0.08)
                                                ===========                               ===========

Weighted Average Shares Outstanding              24,177,805                                24,177,805
                                                ===========                               ===========

See accompanying notes to pro forma condensed consolidated statements of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS

(a)  To give effect to the Sale and remove results of operations.

(b) To give effect to the elimination of interest expense attributable to the repayment of current and long-term debt from the proceeds on the Sale.

(c) The tax effects of the pro forma net operating loss carryforward have not been reflected as an income tax benefit due to the uncertainty of future realization.

                          EXHIBIT INDEX

EXHIBIT
NUMBER                 DOCUMENT
------                 --------

  2(a) Amended and Restated Asset Purchase Agreement by and between Colonel's Acquisition Corp., The Colonel's International, Inc., The Colonel's, Inc. and Donald J. Williamson dated November 23, 1998. Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on December 7, 1998.

  2(b) First Amendment to Amended and Restated Asset Purchase Agreement by and between AutoLign Manufacturing Group, Inc. (formerly known as Colonel's Acquisition Corp.), The Colonel's International, The Colonel's, Inc. and Donald J. Williamson dated December 17, 1998.